Exhibit 5

ANNUAL AND INTERIM FINANCIAL STATEMENT REQUEST

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2020

TO:	SECURITY HOLDERS OF

GROWN ROGUE INTERNATIONAL INC. (the “Corporation”)

Under securities regulations, the Corporation must annually send a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A. If you would like to receive the report(s) by mail, please complete, sign and return this form via mail to Grown Rogue International Inc. c/o Miller Thomson LLP, Scotia Plaza, 40 King St. W., Suite 5800, PO Box 1011, Toronto, Ontario, M5H 3S1, Attention Michael Johnston, CFO and Corporate Secretary.

Alternatively, you may choose to access the report(s) online at www.sedar.com.

The Corporation will use the information collected solely for the mailing of such financial statements.

___________________________________________

Name of Security Holder, or if the Security Holder is
a company, name and office of authorized signatory

___________________________________________

___________________________________________

___________________________________________

Address (including postal code) of Security Holder

___________________________________________

Fax Number

___________________________________________

Email address

Method of Communication (please check accordingly):

Mail: ☐	Fax: ☐	Email: ☐

I, as evidenced by my signature affixed hereto, HEREBY CERTIFY THAT I am a security holder (other than debt securities) of the Corporation and request copies of the following Financial Statements of the Corporation for the year ended October 31, 2020:

1.	☐	ONLY Annual Financial Statements for the fiscal year end and related MD&A.

2.	☐	ONLY Interim Financial Statements for the first, second and third financial quarters and related MD&A.

3.	☐	Both Annual and Interim Financial Statements and related MD&A

Date _______________, 2020

Signature of Security Holder, or if the Security Holder is a company, signature of authorized signatory